INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant

Filed by a Party other than the Registrant ☑

Check the appropriate box:

	Preliminary Proxy Statement	Confidential, for

Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERCO

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

AMERCO

1325 AIRMOTIVE WAY, SUITE 100
RENO, NEVADA 89502-3239

NOTICE AND PROXY STATEMENT*
FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, AUGUST 30, 2002

TO THE STOCKHOLDERS:

         The 2002 Annual Meeting of the Stockholders of AMERCO (the “Company”) will be held at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada 89502, on Friday, August 30, 2002, at 11:00 a.m. (local time) to (1) elect two Class IV Directors to serve until the 2006 Annual Meeting of Stockholders; (2) elect one Class II Director to serve until the 2004 Annual Meeting of Stockholders; and (3) consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on July 5, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment(s) thereof.

         A copy of the Company’s Annual Report for the year ended March 31, 2002 is enclosed, but is not deemed to be part of the official proxy soliciting materials.

         Subject to applicable law, if any other matters properly come before the meeting, the person named in the enclosed proxy will vote thereon in accordance with his judgment. The Company’s management cordially invites you to attend the meeting. In fairness to all stockholders, and in the interest of an orderly meeting, we ask all stockholders attending the meeting to observe the annual meeting procedures attached hereto as Exhibit A.

By order of the Board of Directors,

/s/ Gary V. Klinefelter

Gary V. Klinefelter Secretary and General Counsel

         STOCKHOLDERS ARE URGED TO SIGN, DATE, AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

*	Approximate date of mailing to stockholders: July 26, 2002

AMERCO®

PROXY STATEMENT

2002 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 30, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AMERCO, a Nevada corporation (the “Company”), for use at the 2002 Annual Meeting of Stockholders to be held on Friday, August 30, 2002 at 11:00 a.m. at the Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada 89502 (the “Meeting”), and at any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on July 5, 2002 (the “Record Date”) are entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 15,762,542 shares of its Common Stock, $0.25 par value, and 5,612,495 shares of its Series A Common Stock, $0.25 par value (collectively, the “Common Stock”).

         One-third of the outstanding shares entitled to vote and to be represented in person or by proxy at the Meeting will constitute a quorum for the conduct of business. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Except as otherwise stated herein, provided a quorum is present, the affirmative vote of the holders of a majority of the shares entitled to vote on the matter is required to approve any matter.

         Each stockholder is entitled to one vote per share of Common Stock for the election of directors and on all other matters that may properly be brought before the Meeting. If the accompanying proxy is signed and returned, the shares represented thereby will be voted in accordance with any directions on the proxy. If a proxy does not specify how the shares represented thereby are to be voted, it is intended that it will be voted for the director nominees named herein. Any stockholder giving the enclosed form of proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a document revoking the proxy or by submitting a proxy bearing a later date. The revocation of the proxy will not affect any vote taken prior to such revocation. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about July 26, 2002.

         The solicitation of all proxies will be made primarily by mail and the cost of such solicitation will be borne by the Company. The Company will reimburse fiduciaries, nominees, and others for their out-of-pocket expenses in forwarding proxy materials to beneficial owners. Proxies may be solicited by telephone, telegraph, facsimile transmission, and in person by employees of the Company.

         Subject to applicable law, if any other matters properly come before the Meeting, the person named in the enclosed proxy will vote thereon in accordance with his judgment.

ELECTION OF DIRECTORS

         The Company’s Board of Directors consists of eight directors. The Company’s Articles of Incorporation provide for the division of the Board of Directors into four classes, designated Class I, Class II, Class III, and Class IV. Subject to applicable law, each class shall consist, as nearly as may be possible, of one-fourth of the total number of directors constituting the entire Board of Directors. The term of each directorship is four years and the terms of the four classes are staggered in a manner so that in most cases only one class is elected by the stockholders annually.

         At the Meeting, two Class IV directors will be elected to serve until the 2006 Annual Meeting of Stockholders and one Class II director will be elected to fill the vacancy created by the resignation of Richard J. Herrera on June 10, 2001, to serve until the 2004 Annual Meeting of Stockholders. It is the intention of the individual named in the enclosed form of proxy to vote for the three nominees named below unless instructed to the contrary. However, if any nominee named herein becomes unavailable to serve at the time of election (which is not anticipated), and, as a consequence, other nominees are designated, the person named in the proxy or other substitutes shall have the discretion or authority to vote or refrain from voting in accordance with his judgment with respect to other nominees. The two Class IV and one Class II director nominees receiving the largest number of votes in favor of their election will be elected as Class IV and Class II directors, respectively.

         Directors are elected by a plurality of the shares represented at the meeting, in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present. Votes may be cast FOR the nominees or WITHHELD. In addition, a stockholder may indicate that he or she is voting FOR the nominee except for any nominee(s) specified in writing on the proxy card. The two Class IV nominees and the one Class II nominee who receive the greatest number of votes cast FOR the election of such nominees shall be elected as directors. As a result, any vote other than a vote FOR the nominee will have the practical effect of voting AGAINST the nominee. An abstention will have the same effect as voting WITHHELD for election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

Management Nominees For Election As Class IV Directors
(To serve until the 2006 Annual Meeting)

William E. Carty
Charles J. Bayer

         WILLIAM E. CARTY, 75, has served as a Director of the Company since 1987 and as a Director of U-Haul International, Inc. (“U-Haul”) since 1986. He has been associated with the Company since 1946. He has served in various executive positions in all areas of the Company. Mr. Carty retired from the Company in 1987.

         CHARLES J. BAYER, 62, has served as a Director of the Company since 1990 and has been associated with the Company since 1967. He has served in various executive positions and served as President of Amerco Real Estate Company until his retirement in October 2000.

Management Nominee For Election As Class II Director
(To serve until the 2004 Annual Meeting)

         M. FRANK LYONS, 66, was elected to the Board on February 6, 2002 to fill the vacancy created by the resignation of Richard J. Herrera. Mr. Lyons served in various positions with the Company from 1959 until 1991, including 25 years as the president of Warrington Manufacturing. From 1991 until his retirement in 2000 he was president of Evergreen Realty, Inc.

Directors Continuing In Office

	Name	Term Expires

Class I	John P. Brogan	2003

Class I	James J. Grogan	2003

Class II	Edward J. Shoen	2004

Class III	John M. Dodds	2005

Class III	James P. Shoen	2005

         JOHN P. BROGAN, 58, has served as a Director of the Company since August 1998 and has served as the Chairman of Muench-Kreuzer Candle Company since 1980. He has been involved with various companies including a seven year association with Alamo Rent-A-Car that ended in 1986. He is a member of the American Institute of Certified Public Accountants and served as Chairman of the Board of Trustees, College of the Holy Cross, from 1988 to 1996.

         JAMES J. GROGAN, 48, has served as a Director of the Company since August 1998 and is the President of G.W. Holdings, a diversified investment company based in Scottsdale, Arizona. Prior to founding G.W. Holdings, throughout 1999 and 2000, he served as President and CEO of Sterling Financial Corporation, a Toronto Stock Exchange company focused on real estate investments. He was the Senior Executive Vice President of UDC Homes, a homebuilder, from 1996 to 1998 and was Managing Attorney for the Phoenix law firm of Gallagher & Kennedy from 1991 to 1996. He serves on the Board of Directors of several charitable organizations.

         EDWARD J. SHOEN, 53, has served as a Director and Chairman of the Board of the Company since 1986, as President since 1987, as a Director of U-Haul since 1990, and as the President of U-Haul since 1991. Mr. Shoen has been associated with the Company since 1971.

         JOHN M. DODDS, 65, has served as a Director of the Company since 1987 and Director of U-Haul since 1990. Mr. Dodds has been associated with the Company since

1963.     He served in regional field operations until 1986 and served in national field operations until 1994. Mr. Dodds retired from the Company in 1994.

         JAMES P. SHOEN, 42, has served as a director of the Company since 1986 and was Vice President of the Company from 1989 to November 2000. Mr. Shoen has been associated with the Company since 1976. He served from 1990 to November 2000 as Executive Vice President of U-Haul.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

         The full Board of Directors of the Company met eight times during the fiscal year ended March 31, 2002. No director attended fewer than 75% of the meetings of the full Board of Directors and of the committees on which he served. The annual fee for all services as a director of the Company is $26,400 that is paid in equal monthly installments. The Board of Directors has appointed the following standing committees: Audit Committee, Compensation Committee and the Executive Finance Committee. The Company does not have a nominating committee. Listed below is a summary of the Company’s three committees, and the membership of those committees during fiscal year 2002.

         Audit Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities as to financial reporting, audit functions and risk management. The Audit Committee monitors the financial information that is provided to stockholders and others, the independence and performance of the Company’s independent auditors and internal audit department and the systems of internal control established by management and the Board of Directors. The Audit Committee is composed of John P. Brogan, James J. Grogan and John M. Dodds and met twice during the fiscal year ended March 31, 2002. Messrs. Brogan, Grogan and Dodds are considered “independent” pursuant to NASDAQ listing standards.

         Executive Finance Committee. The Executive Finance Committee is authorized to act on behalf of the Board of Directors in approving any transaction involving the finances of the Company. It has the authority to give final approval for the borrowing of funds on behalf of the Company without further action or approval of the Board of Directors. The Executive Finance Committee is composed of Edward J. Shoen, John P. Brogan and Charles J. Bayer.

         Compensation Committee. The Compensation Committee reviews the Company’s executive compensation plans and policies, including benefits and incentives, to ensure that they are consistent with the goals and objectives of the Company. It reviews and makes recommendations to the Board of Directors regarding management recommendations for changes in executive compensation. The Compensation Committee also monitors management plans and programs for the retention, motivation and development of senior management. The Compensation Committee met once during the fiscal year ending March 31, 2002. The Compensation Committee is composed of John P. Brogan and James J. Grogan, non-employee directors of the Company.

         See “Security Ownership of Certain Beneficial Owners and Management” (pages 5-7) and “Certain Relationships and Related Transactions” (pages 13-14) for additional information relating to the directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         To the best of the Company’s knowledge, the following table lists, as of June 30, 2002 (1) the beneficial ownership of the Company’s equity securities of each director and director nominee of the Company, of each executive officer named on page 11, and of all directors and executive officers of the Company as a group; (2) the beneficial ownership of Common Stock of those persons who beneficially own more than five percent (5%) of Common Stock; and (3) the beneficial ownership of each director and director nominee of the Company, of each executive officer named on page 8, and of all directors and executive officers of the Company as a group, of the percentage of net payments received by such persons during the 2002 fiscal year in respect of fleet-owner contracts issued by U-Haul.

	Shares of Common		Percentage of Net
Name and Address of	Stock Beneficially	Percentage of Common	Fleet Owner
Beneficial Owner	Owned	Stock Class	Contract Payments

Edward J. Shoen(1)	3,487,562(2)	16.3	.002

Chairman of the Board,

President and Director

2727 N. Central Ave

Phoenix, AZ 85004

Mark V. Shoen(1)	3,341,088(2)	15.6	.001

President, U-Haul

Phoenix Operations

2727 N. Central Ave

Phoenix, AZ 85004

James P. Shoen	2,132,390(2)	10.4	N/A

Director

1325 Airmotive Way

Reno, NV 89502

Sophia M. Shoen	1,388,668(2)	6.5	N/A

5104 N. 32nd Street

Phoenix, AZ 85018

The ESOP Trust(2)	2,512,050	11.6	N/A

2727 N. Central Ave

Phoenix, AZ 85004

	Shares of Common		Percentage of Net
Name and Address of	Stock Beneficially	Percentage of Common	Fleet Owner
Beneficial Owner	Owned	Stock Class	Contract Payments

John M. Dodds	0	0	N/A

Director

2727 N. Central Ave

Phoenix, AZ 85004

William E. Carty(1)	0	0	N/A

Director and Director

Nominee

2727 N. Central Ave

Phoenix, AZ 85004

Charles J. Bayer	2,186	**	.001

Director and Director

Nominee

2727 N. Central Ave

Phoenix, AZ 85004

John P. Brogan	6,000	**	N/A

Director

2727 N. Central Ave

Phoenix, AZ 85004

James J. Grogan	100	**	N/A

Director

2727 N. Central Ave

Phoenix, AZ 85004

M. Frank Lyons	300	**	N/A

Director and Director

Nominee

2727 N. Central Avenue

Phoenix, Arizona 85004

Gary V. Klinefelter	3,430	**	N/A

Secretary and General

Counsel

2727 N. Central Ave

	Shares of Common		Percentage of Net
Name and Address of	Stock Beneficially	Percentage of Common	Fleet Owner
Beneficial Owner	Owned	Stock Class	Contract Payments

Gary B. Horton

Treasurer of AMERCO

and U-Haul

1325 Airmotive Way

Reno, Nevada 89502	2,574	**	N/A

Richard M. Amoroso

President of Republic

Western

2721 N. Central Ave

Phoenix, AZ 85004	147	**	N/A

Officers and Directors

as a group (16

persons)(1)	8,982,237	42.0	.004

**	The percentage of the referenced class beneficially owned is less than one percent.

         (1)  Edward J. Shoen, Mark V. Shoen, and William E. Carty beneficially own 12,600 shares (0.2%), 7,700 shares (0.1%), and 6,000 shares (0.1%) of the Company’s Series A 81/2% Preferred Stock, respectively. The executive officers and directors as a group beneficially own 27,872 shares (0.46%) of the Company’s Series A 8 1/2% Preferred Stock.

         (2)  The complete name of the ESOP Trust is the ESOP Trust Fund for the AMERCO Employee Savings and Employee Stock Ownership Trust. The ESOP Trustee, which consists of three individuals without a past or present employment history or business relationship with the Company, is appointed by the Company’s Board of Directors. Under the ESOP, each participant (or such participant’s beneficiary) in the ESOP directs the ESOP Trustee with respect to the voting of all Common Stock allocated to the participant’s account. All shares in the ESOP Trust not allocated to participants are voted by the ESOP Trustee. As of June 30, 2002, of the 2,512,050 shares of Common Stock held by the ESOP Trust, 1,646,376 shares were allocated to participants and 865,674 shares remained unallocated. The number of shares reported as beneficially owned by Edward J. Shoen, Mark V. Shoen, James P. Shoen and Sophia M. Shoen include Common Stock held directly by those individuals and 3,881, 3,607, 3,576, and 196 shares of Common Stock, respectively, allocated by the ESOP Trust to those individuals. Those shares are also included in the number of shares held by the ESOP Trust.

         To the best of the Company’s knowledge, there are no arrangements giving any stockholder the right to acquire the beneficial ownership of any shares owned by any other stockholder.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities		Number of securities
	to be issued	Weighted-average	remaining available for
	upon exercise of	exercise price of	future issuance under
	outstanding options,	outstanding options,	equity compensation
Plan Category	warrants and rights	warrants and rights	plans

Equity compensation

plans approved by

security holders:

The 1992 AMERCO

Stock Option and

Incentive Plan	0	N/A	3,000,000

Equity compensation

plans not approved

by security

holders:

None	N/A	N/A	N/A

EXECUTIVE COMPENSATION

         The following Summary Compensation Table shows the annual compensation paid to (1) the Company’s chief executive officer; (2) the four most highly compensated executive officers of the Company, other than the chief executive officer; and (3) a former executive officer who would have been included in (2) except that he was not serving as an executive officer of the Company at the end of the fiscal year.

Summary Compensation Table

		Annual Compensation

Name and Principal		Salary	Bonus	All Other
Position	Year	($)(1)	($)	Compensation ($)(2)

Edward J. Shoen

Chairman of the

Board and President	2002	503,708	-	1,311

of AMERCO and	2001	503,708	-	2,311

U-Haul	2000	503,708	-	1,755

Mark V. Shoen	2002	623,077	-	1,311

President of U-Haul	2001	623,077	-	2,311

Phoenix Operations	2000	623,077	-	1,755

Donald W. Murney(3)	2002	103,229	262,000	—

Former Treasurer of	2001	147,008	225,000	2,311

U-Haul	2000	147,008	175,000	1,755

Richard M

Amoroso(4)	2002	200,004	90,000	1,311

President of	2001	131,618	-	1,539

Republic Western	2000	138,800	-	1,602

Gary V. Klinefelter

Secretary and

General Counsel of	2002	222,547	67,000	1,311

AMERCO and	2001	224,239	60,000	2,311

U-Haul	2000	221,701	50,000	1,755

Gary B. Horton

Treasurer of AMERCO	2002	249,232	40,000	1.311

and	2001	233,655	110,000	2,311

U-Haul	2000	234,539	3,000	1,755

(1)	Includes annual fees paid to Directors of the Company.

(2)	Represents the value of Common Stock allocated under the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan.

(3)	Resigned effective November 26, 2001

(4)	Became President of Republic Western Insurance Company on August 9, 2000.

BOARD REPORT ON EXECUTIVE COMPENSATION

         While the Company has established a Compensation Committee, the entire Board of Directors reviewed and determined the amount of compensation paid to the Chairman of the Board and President for fiscal 2002. The determination was subjective and not subject to a specific criteria. Although the Board of Directors had primary authority with respect to compensation decisions for the Company’s other executive officers during fiscal 2002, the Chairman of the Board and President has historically and continued to make these decisions with the counsel of individual Board members, subject to the ability of the full Board to revise or override these decisions. Executive compensation was set at levels designed to retain the Company’s executive officers and was based on subjective factors such as his perception of each officer’s performance and changes in functional responsibility.

         In addition to its involvement in executive compensation matters as described above, the Board of Directors determines the amount, if any, of the Company’s contribution pursuant to the AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Plan.

John P. Brogan	James J. Grogan

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors (“Audit Committee”) is composed of three independent directors and operates under a written charter adopted by the Board of Directors.

         Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard

No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

         Based on the Audit Committee’s discussions with management and the independent accountants and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2002 filed with the Securities and Exchange Commission.

John P. Brogan	James J. Grogan	John M. Dodds

PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Company’s Common Stock for the period March 31, 1997 through March 31, 2002 with the cumulative total return on the Dow Jones Composite Average and the Dow Jones Transportation Average. The comparison assumes that $100 was invested on March 31, 1997 in the Company’s Common Stock and in each of the comparison indices. The graph reflects the closing price of the Common Stock trading on Nasdaq on March 31, 1997, 1998, 1999, 2000, 2001 and 2002.

	1997	1998	1999	2000	2001	2002

AMERCO	100.00	120.59	84.31	72.08	83.33	68.27

Dow Jones Composite Average	100.00	87.78	51.18	62.23	66.56	62.82

Dow Jones Transportation Average	100.00	151.68	139.89	117.17	117.52	123.73

EXECUTIVE OFFICERS OF THE COMPANY

         The Company’s Executive officers as of June 30, 2002, were:

Name	Age	Office

Edward J. Shoen	53	Chairman of the Board, President, and Director

Mark V. Shoen	51	President of U-Haul Phoenix Operations

James P. Shoen	42	Director

William E. Carty	75	Director

John M. Dodds	65	Director

Charles J. Bayer	62	Director

John P. Brogan	58	Director

James J. Grogan	48	Director

M. Frank Lyons	66	Director

Gary B. Horton	58	Treasurer

Gary V. Klinefelter	54	Secretary and General Counsel

Rocky D. Wardrip	44	Assistant Treasurer

John C. Taylor	44	Director of U-Haul

Mark A. Haydukovich	45	President of Oxford Life Insurance Company

Carlos Vizcarra	55	President of Amerco Real Estate Company

Richard M. Amoroso	43	President of Republic Western Insurance

		Company

         See “Election of Directors” on pages 2-4 above for information regarding Edward J. Shoen, William E. Carty, Charles J. Bayer, James P. Shoen, John M. Dodds, John P. Brogan, James J. Grogan and M. Frank Lyons.

         Mark V. Shoen has served as a Director of the Company from 1990 until February 1997. He has served as a Director of U-Haul from 1990 until November 1997 and as President, Phoenix Operations, from 1994 to present.

         Gary B. Horton has served as Treasurer of the Company since 1982 and Treasurer of U-Haul since November, 2001. He has been associated with the Company since 1969.

         Gary V. Klinefelter, Secretary of the Company since 1988 and Secretary of U-Haul since 1990, is licensed as an attorney in Arizona and has served as General Counsel of the Company and U-Haul since June 1988.

         Rocky D. Wardrip, Assistant Treasurer of the Company since 1990, has been associated with the Company since 1978 in various capacities within accounting and treasury operations.

         John C. Taylor, Director of U-Haul since 1990, has been associated with the Company since 1981. He is presently an Executive Vice President of U-Haul.

         Mark A. Haydukovich has served as President of Oxford Life Insurance Company since June 1997. From 1980 to 1997 he served as Vice President of Oxford.

         Carlos Vizcarra has served as President of Amerco Real Estate Company since September 2000. He began his previous position as Vice President/Storage Product Group for U-Haul in 1988.

         Richard M. Amoroso has served as President of Republic Western Insurance Company since August 2000. He was Assistant General Counsel of U-Haul from 1993 until February 2000. He served as Assistant General Counsel of ON Semiconductor Corporation from February to August 2000.

         Edward J., Mark V., and James P. Shoen are brothers. William E. Carty is the uncle of Edward J. and Mark V. Shoen and the brother-in-law of M. Frank Lyons.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal 2002, U-Haul purchased $3,238,000 of printing from Form Builders, Inc. Mark V. Shoen, his daughter and Edward J. Shoen’s sons are major stockholders of Form Builders, Inc.

         During fiscal 2002, a subsidiary of the Company held various senior and junior notes of SAC Holdings Corporation and its subsidiaries (“SAC Holdings”). The voting common stock of SAC Holdings is held by Mark V. Shoen, a major stockholder and officer of the Company. The Company’s subsidiary received interest payments of $24,474,188 from SAC Holdings during fiscal 2002. The notes receivable balance outstanding at March 31, 2002 was, in the aggregate, $261,145,000. The notes have interest rates ranging from 8% to 13%. The largest aggregate amount outstanding during the fiscal year ended March 31, 2002 was $463,140,000.

         The Company currently manages the properties owned by SAC Holdings pursuant to a management agreement, under which the Company receives a management fee equal to 6% of the gross receipts from the properties. The Company received management fees of $8,340,000 during fiscal 2002. The management fee is consistent with the fees received by the Company for other properties managed by the Company.

         On August 1, 2001, the Company sold a storage property to SAC Holdings for $530,000 in cash and notes. The purchase price was determined by the Treasurer of U-Haul, based on an analysis of the net operating income of the property.

         On September 28, 2001, the Company purchased nine self-storage properties from SAC Holdings for $35,200,000 in cash. These properties were not previously owned by the Company. The purchase price was determined by the Treasurer of U-Haul, based on an analysis of the net operating income of the property.

         On December 20, 2001, the Company sold fourteen storage properties to a subsidiary of SAC Holdings for $43,782,000 in cash and notes. The purchase price was determined by the Assistant Treasurer of U-Haul, based on an analysis of the net operating income of the property.

         During fiscal 2002, the Company leased space for marketing company offices, vehicle repair shops and hitch installation centers in 34 locations owned by subsidiaries of SAC Holdings. Total lease payments pursuant to such leases were $410,000 during fiscal 2002. The terms of the leases are similar to the terms of leases for other properties owned by unrelated parties and leased to the Company.

         Subsidiaries of SAC Holdings act as U-Haul independent dealers at 276 locations. The financial and other terms of dealership contracts with subsidiaries of SAC Holdings are substantially identical to the terms of those with the Company’s other 14,100 independent dealers. During fiscal 2002, the Company paid subsidiaries of SAC Holdings $13,695,441 in commissions pursuant to such dealership contacts.

         Management believes that the foregoing transactions were consummated on terms equivalent to those that prevail in arm’s-length transactions.

RELATIONSHIP WITH INDEPENDENT AUDITORS

         The principal independent accounting firm utilized by the Company during the fiscal year ended March 31, 2002 was PricewaterhouseCoopers LLP (“PwC”), independent certified public accountants. On July 17, 2002, the Company dismissed PwC as the Company’s principal accountant. The decision to dismiss PwC was recommended by the Audit Committee and authorized by the Board of Directors. Representatives of PwC will not be present at the Meeting.

         Audit Fees. PwC billed the Company an aggregate of $530,655 for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended March 31, 2002 and its reviews of the Company’s financial statements included in the Company’s Forms 10-Q during fiscal 2002.

         Financial Information Systems Design and Implementation Fees. During the year ended March 31, 2002, PwC provided no services and therefore billed no fees to the Company in connection with financial information systems design and implementation.

         All Other Fees. During the year ended March 31, 2002, PwC billed the Company an aggregate of $219,570 for other services rendered, primarily in connection with Oxford Life Insurance Company and Republic Western Insurance Company statutory audits.

         The Audit Committee has determined that the provision of services by PwC described in the preceding paragraphs were compatible with maintaining PwC’s independence as the Company’s principal accountant.

         The reports of PwC on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the Company’s two most recent fiscal years and through July 17, 2002, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in its report. In addition, for the Company’s two most recent fiscal years and through July 17, 2002, there have occurred none of the “reportable events” listed in Item 304(a)(1)(v)(A-D) of Regulation S-K. However, PwC has indicated to the Company that some material weaknesses exist in certain aspects of the Company’s internal controls that were noted during PwC’s audits of the Company’s financial statements for the fiscal years ended March 31, 2001 and 2002. PwC recommended examination and augmentation, as appropriate, of certain aspects of the Company’s internal control procedures, including the following: (1) Responsibility for each general ledger account should be assigned to an appropriate person, reconciliations (particularly with respect to intercompany accounts with SAC Holdings, inventory, and fixed assets) should be performed on a monthly basis, and the financial reporting manager should ensure that all accounts with variances at month-end are investigated and corrected within an appropriate timeframe; (2) The internal control structure and monitoring process of management should be strengthened to help detect misstated account balances on a timely basis. Corrections of items should be made on a timely basis, as well, to ensure proper quarterly and annual reporting; (3) Access to the general ledger should be limited to a few select individuals, with the appropriate level of authority, who do not possess incompatible job responsibilities. Further, journal entries should be reviewed and approved to ensure that each adjustment is supported by appropriate documentation and that each entry has been reflected on the subsidiary ledger, if applicable; (4) Controls relating to inventory costing, including LIFO reserve calculations, manufacturing and overhead costs, and retention of records should be improved; and (5) Position vacancies should be filled in a timely manner with competent personnel. Documentation of job responsibilities, processes, etc. should be prepared to ensure efficient and accurate knowledge transfer. In addition, cross training of employees and functions should occur to strengthen the control environment and to minimize disruptions in the event of employee turnover.

         The Audit Committee has discussed these matters with PwC and the Company has begun addressing these matters. The Company has authorized PwC to respond fully to any inquiries concerning this matter from the auditor selected to replace PwC.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms received by it, the Company believes that during fiscal 2002, all Section 16(a) filing requirements applicable to its directors, officers and 10% stockholders were complied with.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         For inclusion in the proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders, a proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the Securities and Exchange Commission and received by the Secretary of AMERCO, c/o U-Haul International, Inc., 2721 North Central Avenue, Phoenix, Arizona 85004, on or before March 21, 2003. Proposals to be presented at the 2003 Annual Meeting of Stockholders that are not intended for inclusion in the proxy statement and form of proxy must be submitted by that date and in accordance with the applicable provisions of the Company’s By-Laws, a copy of which is available upon written request, delivered to the Secretary of AMERCO at the address in the preceding sentence. The Company suggests that proponents submit their proposals to the Secretary of AMERCO by Certified Mail-Return Receipt Requested.

OTHER MATTERS

         A copy of the Company’s Annual Report for the fiscal year ended March 31, 2002 is enclosed with this Proxy Statement. The Annual Report is not to be regarded as proxy solicitation material.

         THE COMPANY WILL PROVIDE TO EACH STOCKHOLDER OF RECORD ON THE RECORD DATE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2002, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. WRITTEN REQUESTS FOR THIS INFORMATION SHOULD BE DIRECTED TO: MANAGER, FINANCIAL REPORTING, U-HAUL INTERNATIONAL, INC., P.O. BOX 21502, PHOENIX, ARIZONA 85036-1502.

EXHIBIT A

AMERCO 2002 ANNUAL MEETING OF STOCKHOLDERS

August 30, 2002

Reno, Nevada

MEETING PROCEDURES

         In fairness to all stockholders attending the 2002 Annual Meeting, and in the interest of an orderly meeting, we ask you to honor the following:

         A.     Admission to the meeting is limited to stockholders of record or their proxies. Stockholders of record voting by proxy will not be admitted to the meeting unless their proxies are revoked, in which case the holders of the revoked proxies will not be permitted to attend the meeting. The meeting will not be open to the public. The media will not be given access to the meeting through the proxy process.

         B.     Cameras and recording devices of all kinds (including stenographic) are prohibited in the meeting room.

         C.     After calling the meeting to order, the Chairman will require the registration of all stockholders intending to vote in person, and the filing of all proxies with the teller. After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies will be accepted. (Bylaws, Article II, Section 9)

         D.     The Chairman of the meeting has absolute authority to determine the order of business to be conducted at the meeting and to establish rules for, and appoint personnel to assist in, preserving the orderly conduct of the business of the meeting (including any informal, or question-and-answer, portions thereof). (Bylaws, Article II, Section 9)

         E.     When an item is before the meeting for consideration, questions and comments are to be confined to that item only.

         F.     Pursuant to Article II, Section 5 of the Company’s Bylaws, only such business (including director nominations) as shall have been properly brought before the meeting shall be conducted.

         Pursuant to the Company’s Bylaws, in order to be properly brought before the meeting, such business must have either been (1) specified in the written notice of the meeting given to stockholders on the record date for such meeting by or at the direction of the Board of Directors, (2) brought before the meeting at the direction of the Board of Directors or the Chairman of the meeting, or (3) specified in a written notice given by or on behalf of a stockholder on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements.

         (a)  Such notice must have been delivered personally to, or mailed to and received at, the principal executive office of the corporation, addressed to the attention of the Secretary no later than March 22, 2002.

         (b)  Such notice must have set forth:

                  (i) a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting,

                  (ii) the name and address of the person proposing to bring such business before the meeting,

                  (iii) the class and number of shares held of record, held beneficially, and represented by proxy by such person as of the record date for the meeting,

                  (iv) if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “Exchange Act”), and the written consent of each such nominee to serve if elected,

                  (v) any material interest of such stockholder in the specified business,

                  (vi) whether or not such stockholder is a member of any partnership, limited partnership, syndicate, or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning, or voting shares of the corporation, and

                  (vii) all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

                  No business shall be brought before any meeting of the Company’s stockholders otherwise than as provided in this Section. The Chairman of the meeting may, if the facts warrant, determine that any proposed item of business or nomination as director was not brought before the meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the improper item of business or nomination shall be disregarded.

                  G. At the appropriate time, any stockholder who wishes to address the meeting should do so only upon being recognized by the Chairman of the meeting. After such recognition, please state your name, whether you are a stockholder or a proxy for a stockholder, and, if you are a proxy, name the stockholder you represent. All matters should be concisely presented.

                  H. A person otherwise entitled to attend the meeting will cease to be so entitled if, in the judgment of the Chairman of the meeting, such person engages thereat in disorderly conduct impeding the proper conduct of the meeting against the interests of all stockholders as a group. (Bylaws, Article II, Section 6)

                  I. If there are any questions remaining after the meeting is adjourned, please take them up with the representatives of the Company at the Secretary’s desk. Also, any matters of a personal nature that concern you as a stockholder should be referred to these representatives after the meeting.

                  J. The views, constructive comments and criticisms from stockholders are welcome. However, it is requested that no matter be brought up that is irrelevant to the business of the Company.

                  K. It is requested that common courtesy be observed at all times.

                  Our objective is to encourage open communication and the free expression of ideas, and to conduct an informative and meaningful meeting in a fair and orderly manner. Your cooperation will be sincerely appreciated.

PROXY

AMERCO

ANNUAL MEETING DATE:

August 30, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

         John M. Dodds is hereby appointed proxy, with full power of substitution, to vote all shares of stock which I am (we are) entitled to vote at the AMERCO 2002 Annual Meeting of Stockholders, and at any adjournment thereof.

         Election of Directors:

  For all Nominees listed below except as marked to the contrary below

  Withhold Authority to vote for all Nominees listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike line through the nominee’s name below.)

CLASS IV (term expires 2006) William E. Carty, Charles J. Bayer

CLASS II (term expires 2004) M. Frank Lyons

         This proxy, when properly executed, will be voted as specified above. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE DISCRETION OF THE APPOINTED PROXY. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Signature(s)                                            Dated

         Please sign exactly as your name appears. Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc., should state their capacities.